Exhibit 10.14

[Smart Chip Technologies Letterhead]


                      NOTICE TO COMMON STOCK OPTION GRANTS

January 26, 2001


[name and address of optionee]                      ID: [social security number]

The Board of Directors of the Company is very pleased to inform you of the grant of options to purchase Company common stock. This grant of options is in recognition of your current and anticipated contributions to the Company. The Board has asked me to provide you with certificate for your records. If you have any questions regarding the details of this grant, please contact Peter Bennee, Corporate Secretary, either directly or in writing.

The details of this grant are as follows:

         Effective Date of Grant _____________________________________________
         Expiration Date _____________________________________________________
         Number of Shares Exercisable ________________________________________
         Exercise Price per Share ____________________________________________
         Market Price on Grant Date __________________________________________
         Vesting Details _____________________________________________________
         Incentive Option Shares Applicability _______________________________

The Company will of course retain a copy of this certificate in its records; however, we strongly suggest that you retain this certificate in a safe place for your personal and income tax records. You should plan to seek competent income tax and financial advice regarding these stock options and the exercise of the options. As a holder of these options, you are entitled and will receive copies of all correspondence and reports regularly provided to shareholders.

By your signature and SCTN's signature below, you and SCTN agree that these options are hereby granted by SCTN and received by you by virtue of this Notice of Stock Option Grant certificate.

Congratulations.  We appreciate your service and dedication.


/s/ Jim Williams 3/1/01
---------------------------
Jim Williams
President/CEO


___________________________
Joe Coykendall

                            Schedule to Exhibit 10.14

2000

 Name of Optionee           Date Granted     Number of Shares   Exercise Price
 ----------------           ------------     ----------------   --------------
James A. Williams            09/06/2000             800,000           .48
                             04/04/2000             250,000           .48
                             03/01/2000           2,500,000           .48

Joe G. Coykendall            05/01/2000             500,000           .48
                             05/01/2000             500,000           .48
                             05/01/2000             500,000           .64

Peter J. Bennee              09/06/2000             120,000           .48
                             01/13/2000             600,000           .48

Paul E. Christensen          01/13/2000             100,000           .48

Richard T. Hauge             04/04/2000             100,000           .48
                             08/16/2000           2,000,000           .48
                             08/16/2000           1,000,000           .40

John D. Hipsley              04/04/2000             100,000           .48
                             08/16/2000           1,500,000           .48
                             08/16/2000             500,000           .40

Philip J. Voelker            10/16/2000             700,000           .48
                             10/16/2000             500,000           .36
Donna M. Kreutz              01/13/2000             200,000           .48
                             04/04/2000             100,000           .48
                             04/04/2000              50,000           .48

Sandi Lueck                  01/13/2000              35,000           .48

Matt Magnum                  03/09/2000              24,000           .80

Jim McKenna                  01/13/2000              35,000           .48

Debra Feraco                 01/13/2000              60,000           .48

Janette Goins                05/24/2000              96,000           .48
                             05/24/2000               8,333           .48

Elaine Bevon                 01/13/2000              60,000           .48

Rhoda Debes                  01/13/2000              60,000           .48

Rex Griffiths                01/13/2000             100,000           .48

Chris Jones                  01/13/2000             250,000           .48
                             01/13/2000             200,000           .48

2001

 Name of Optionee           Date Granted     Number of Shares   Exercise Price
 ----------------           ------------     ----------------   --------------
Joe G. Coykendall         January 30, 2001          350,000          $.22

Philip J. Voelker         January 30, 2001          100,000          $.22

Donna M. Kreutz           January 30, 2001          100,000          $.22